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Exhibit 10.39

FOURTH AMENDMENT
TO
SENIOR UNSECURED REVOLVING CREDIT AGREEMENT

        This Fourth Amendment to Senior Unsecured Revolving Credit Agreement ("Fourth Amendment") is entered into as of the 28th day of March, 2002, by and between WELLS FARGO BANK, N.A., for its own benefit as a Lender (in that capacity sometimes referred to as "Wells Fargo"), as the Issuing Bank, and, as agent for the benefit of the present and future Lenders (in that capacity "Agent"), HARRIS TRUST AND SAVINGS BANK, as a Lender, U.S. BANK NATIONAL ASSOCIATION, as a Lender, THE BANK OF TOKYO-MITSUBISHI, LTD., as a Lender, and BANK OF AMERICA, N.A., as a Lender (collectively, the "Lenders") and CH2M HILL COMPANIES, LTD., an Oregon corporation, as a Borrower, CH2M HILL, INC., a Florida corporation, as a Borrower, OPERATIONS MANAGEMENT INTERNATIONAL, INC., a California corporation, as a Borrower and CH2M HILL INDUSTRIAL DESIGN CORPORATION, an Oregon corporation, as a Borrower (collectively, the "Borrowers").

R E C I T A L S

        A.    The Borrowers and the Lenders have entered into that certain document entitled "$100,000,000 Senior Unsecured Revolving Credit Agreement" dated as of June 18, 1999, as amended by that First Amendment to $100,000,000 Senior Unsecured Revolving Credit Agreement dated as of October 2, 2000, by the Second Amendment to $100,000,000 Senior Unsecured Revolving Credit Agreement dated as of July 12, 2001, and by the Third Amendment to $100,000,000 Senior Unsecured Revolving Credit Agreement dated as of March 22, 2002 (as further amended, modified or supplemented from time to time, the "Credit Agreement").

        B.    The Borrowers have requested that the Lenders amend the Credit Agreement in order to permit the Borrowers to enter into the $23,000,000 Operating Lease Transaction (as defined below), all of which the Lenders are willing to do under the terms and conditions as set forth in this Fourth Amendment.

A G R E E M E N T

        For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

        1.    Amendment to Credit Agreement.    Upon satisfaction of the conditions set forth in Section 2 of this Fourth Amendment, the Credit Agreement shall be amended as of the date hereof as follows:

          1.1    Title of Credit Agreement.    The title of the Credit Agreement shall be "Senior Unsecured Revolving Credit Agreement".

          1.2    Amendment to Existing Definitions.    The following definitions in Section 1 of the Credit Agreement are amended in their entirety to read as follows:

            "Net Funded Debt" means all Indebtedness of the Parent and its Subsidiaries excluding (a) Key Employee Notes, (b) the Operating Obligations so long as: (i) the covenants contained in the Operating Lease Documents are less restrictive than the covenants contained in the Credit Agreement, and (ii) the maturity date of the Operating Obligations is greater than the maturity date of the Notes, and (c) the $23,000,000 Operating Lease Obligations but only in the event, and so long as: (i) the covenants contained in the $23,000,000 Operating Lease Documents are less restrictive than the covenants contained in the Credit Agreement, and (ii) the maturity date of the $23,000,000 Operating Lease Obligations is greater than the maturity date of the Notes.

            "Total Funded Debt" means all Indebtedness of the Parent and its Subsidiaries (a) including Key Employee Notes, (b) excluding the Operating Obligations so long as: (i) the covenants contained in the Operating Lease Documents are less restrictive than the covenants contained in the Credit Agreement, and (ii) the maturity date of the Operating Obligations is greater than the maturity date of the Notes, and (c) excluding the $23,000,000 Operating Lease Obligations but only in the event, and so long as: (i) the covenants contained in the $23,000,000 Operating Lease Documents are less restrictive than the covenants contained in the Credit Agreement, and (ii) the maturity date of the $23,000,000 Operating Lease Obligations is greater than the maturity date of the Notes.

          1.3    Additional Definitions.    The following definitions are added to Section 1 of the Credit Agreement as follows:

            "$23,000,000 Operating Lease Certificate Holders" means Banc of America, Facilities Leasing, LLC, and Harris Trust and Savings Bank, and each of the other financial institutions as is or may from time to time become a Certificate Holder pursuant to the $23,000,000 Operating Lease Participation Agreement, together with their respective successors and assigns.

            "$23,000,000 Operating Lease Collateral" means the collateral described on Exhibit 27A attached hereto and incorporated herein by this reference.

            "$23,000,000 Operating Lease Collateral Agent" means Wells Fargo Bank Nevada, National Association.

            "$23,000,000 Operating Lease Documents" means those documents listed on Exhibit 27B attached hereto and incorporated herein by this reference, together with all renewals, extensions, amendments, modifications and supplements thereto made in accordance with Section 27.2 of this Credit Agreement.

            "$23,000,000 Operating Lease Lenders" means Banc of America, Facilities Leasing, LLC, and Harris Trust and Savings Bank, and each of the other financial institution as is or may from time to time become a Lender pursuant to the $23,000,000 Operating Lease Participation Agreement, together with their respective successors and assigns.

            "$23,000,000 Operating Lease Obligations" means the Indebtedness of the Borrowers under the $23,000,000 Operating Lease Documents.

            "$23,000,000 Operating Lease Participants" means the $23,000,000 Operating Lease Lenders and the $23,000,000 Operating Lease Certificate Holders.

            "$23,000,000 Operating Lease Participation Agreement" means the document entitled "Participation Agreement" dated as of March 28, 2002, among CH2M Hill, Inc., as Lessee and Construction Agent; the Guarantors (as defined in the $23,000,000 Operating Lease Participation Agreement); Wells Fargo Bank Northwest, National Association, as the Certificate Trustee; the $23,000,000 Operating Lease Certificate Holders; the $23,000,000 Operating Lease Lenders; and the $23,000,000 Operating Lease Collateral Agent, as such agreement may be amended, supplemented or otherwise modified from time to time subject to the restrictions on amendment set forth in Section 27.2 hereof.

            "$23,000,000 Operating Lease Transaction" means the lease transaction to be entered into as of March 28, 2002 or shortly thereafter, by and among the $23,000,000 Operating Lease Lenders, the $23,000,000 Operating Lease Certificate Holders, the Borrowers pursuant to the $23,000,000 Operating Lease Documents, for the purpose of constructing, financing the construction of, and leasing to CH2M Hill, Inc. a new headquarters building for the Borrowers in Douglas County, Colorado.

          1.4    Covenant Amendments.    The following covenants set forth in the Credit Agreement shall be amended as follows:

          1.4.1  Section 9.10 of the Credit Agreement is amended to delete "and" at the end of Subsection 9.10.13, renumber Subsection 9.10.14 as Section 9.10.15 and add a new Subsection 9.10.14 to read as follows:

        9.10.14  Indebtedness of the Borrowers in respect of the $23,000,000 Operating Lease Transaction; and

          1.4.2  Subsection 9.11.4 of the Credit Agreement is amended in its entirety to read as follows:

          9.11.4  Liens securing Indebtedness permitted by Sections 9.10.13, 9.10.14, and 9.10.15;

          1.5    $23,000,000 Operating Lease Transaction.    A new Section 27 is added to the Credit Agreement reading as follows:

            27.  $23,000,000 Operating Lease Transaction.

            27.1  $23,000,000 Operating Lease Transaction Deemed Permitted.    Notwithstanding any provision of this Credit Agreement to the contrary, upon satisfaction of the conditions precedent set forth in Section 2 of the Fourth Amendment to Senior Unsecured Revolving Credit Agreement entered into as of the 28th day of March, 2002, by and between Agent, Lenders, and the Borrowers (which satisfaction shall be reasonably determined in the Agent's sole discretion), the $23,000,000 Operating Lease Transaction to be entered into by the Borrowers is deemed permitted under the Credit Agreement and the consummation by the Borrowers of the $23,000,000 Operating Lease Transaction shall not constitute an Event of Default hereunder.

            27.2  Prohibition on Certain Amendments to the $23,000,000 Operating Lease Documents and the Granting of Liens Without Consent.    The Borrowers shall not, without the prior written consent of the Required Lenders, (a) request or enter into any amendment to the $23,000,000 Operating Lease Documents or other agreement that would (i) change the maturity date of the $23,000,000 Operating Lease Obligations to an earlier date, (ii) increase the principal amount of the $23,000,000 Operating Lease Transaction other than to an amount not in excess of $25,000,000 as a result of a cost overrun (e.g. an increase in the amount of construction costs or other expenses from the amounts set forth in the budget for the construction of the property subject to the $23,000,000 Operating Lease Documents), provided that the Borrowers will provide notice to the Agent in the event of any such increase, or (iii) cause any of the covenants contained in Section 9.1(d), 9.1 (e), 9.1(f) or 9.1(g) of the $23,000,000 Operating Lease Participation Agreement to be more restrictive than (A) the covenants set forth in Sections 9.1(d), 9.1(e), 9.1(f) and 9.1(g) of the copy of the $23,000,000 Operating Lease Participation Agreement that was delivered to the Agent on March 28, 2002 or (B) the comparable covenants contained herein; or (b) grant any lien or security interest in favor of the $23,000,000 Operating Lease Collateral Agent or any other $23,000,000 Operating Lease Participant in any property other than the $23,000,000 Operating Lease Collateral.

            27.3  Copy of All Amendments to $23,000,000 Operating Lease Documents.    The Borrowers shall provide to the Agent a true, correct and complete copy of any and all amendments to any of the $23,000,000 Operating Lease Documents within three (3) Banking Days of the date of any such amendment.

            27.4  Prohibition on Prepayment of $23,000,000 Operating Lease Obligations.    The Borrowers shall not make any prepayment of any of the $23,000,000 Operating Lease

      Obligations (a) if such prepayment would, on a pro-forma basis, cause a Default or Event of Default hereunder; and (b) without first providing the Agent with a written certification from a Financial Officer describing the amount and date of such proposed prepayment and stating that such prepayment will not, on a pro forma basis, cause a Default or Event of Default hereunder. Any prepayment made pursuant to the provisions of this Section 27.4 shall not be deemed to constitute an amendment of the $23,000,000 Operating Lease Documents in contravention of Section 27.2 hereof.

          1.6    Event of Default Amendment.    Subsection 11.1.2 is amended in its entirety to read as follows:

        11.1.2  Specified Covenants.    Any Borrower fails to perform or observe any of the provisions of Section 2.5, 9.4, 9.5, 9.6, 9.7, 9.8, 9.10, 9.11, 9.14, 9.16, 9.19, 9.20 through 9.30, 9.31, 26.2, 26.4, 27.2, or 27.4, or a Material Subsidiary fails to perform or observe any of the provisions of Section 2.1 of a Subsidiary Guaranty.

        2.    Conditions to Effectiveness of this Fourth Amendment.    The effectiveness of this Fourth Amendment is subject to satisfaction, as reasonably determined in the Agent's sole discretion, of each of the following conditions precedent:

          2.1    Approval of the $23,000,000 Operating Lease Documents.    The Agent shall have received from the Borrowers a true, correct and complete copy of all $23,000,000 Operating Lease Documents as executed, and shall have approved the terms and conditions of such $23,000,000 Operating Lease Documents as reasonably determined in its sole discretion.

          2.2    Representations and Warranties.    The representations and warranties of the Borrowers shall be true and correct in all material respects on and as of the date hereof.

          2.3    Payment of Expenses.    The Borrowers shall reimburse the Agent for all of its expenses, including attorneys fees, incurred in connection with this Fourth Amendment.

          2.4    No Event of Default.    No Default or Event of Default shall have occurred and be continuing under the Credit Agreement.

        3.    General Provisions.

          3.1    No Other Modifications.    The Credit Agreement shall remain in full force and effect except as specifically amended by this Fourth Amendment.

          3.2    Definitions.    Capitalized terms, used but not defined herein, shall have the meanings given to such terms in the Credit Agreement, if defined therein.

          3.3    Severability.    Should any provision of this Fourth Amendment be deemed unlawful or unenforceable, said provision shall be deemed several and apart from all other provisions of this Fourth Amendment and all remaining provisions of this Fourth Amendment shall be fully enforceable.

          3.4    Governing Law.    This Fourth Amendment and the rights and obligations of the parties hereto shall be governed by, interpreted and enforced in accordance with the laws of the State of Colorado.

          3.5    Headings.    The captions or headings in this Fourth Amendment are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Fourth Amendment.

          3.6    Waiver.    Any waiver or consent given in this Fourth Amendment shall be effective only in the specific instance and for the specific purpose for which it was given. No waiver of any default under the Credit Agreement shall be effective unless in writing, and any such waiver shall not operate as a waiver of any other default or the same default on a future occasion.

          3.7    Counterparts.    This Fourth Amendment may be executed by the parties hereto in separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. Telefax copies of documents or signature pages bearing original signatures, and executed documents or signature pages delivered by telefax, shall, in each such instance, be deemed to be, and shall constitute and be treated as, an original signed document or counterpart, as applicable.

[SIGNATURES BEGIN ON THE FOLLOWING PAGE]

        IN WITNESS WHEREOF the parties have caused this Fourth Amendment to be executed as of the date set forth above.

BORROWERS:
CH2M HILL COMPANIES, LTD., an Oregon corporation
By:

Name:

Title:

CH2M HILL, INC., a Florida corporation
By:

Name:

Title:

OPERATIONS MANAGEMENT INTERNATIONAL, INC., a California corporation
By:

Name:

Title:

CH2M HILL INDUSTRIAL DESIGN CORPORATION, an Oregon corporation
By:

Name:

Title:

LENDERS:
WELLS FARGO BANK, N.A.
By:

Name:

Title:

HARRIS TRUST AND SAVINGS BANK
By:

Name:

Title:

U.S. BANK NATIONAL ASSOCIATION
By:

Name:

Title:

THE BANK OF TOKYO-MITSUBISHI, LTD.
By:

Name:

Title:

BANK OF AMERICA, N.A.
By:

Name:

Title:

AGENT:
WELLS FARGO BANK, N.A.
By:

Name:

Title:

ISSUING BANK:
WELLS FARGO BANK, N.A.
By:

Name:

Title:

EXHIBIT 27A
TO CREDIT AGREEMENT

$23,000,000 Operating Lease Collateral

        All right, title and interest of the Borrowers in (i) the Leased Property and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, (ii) the Construction Management Agreement and the General Contract, (iii) each other Construction Agreement, (iv) contracts and warranties necessary to operate and maintain the Leased Property or otherwise specifically related to the Leased Property, (v) the Mortgaged Property, (vi) any rights to Liquidated Damages (other than Liquidated Damages resulting from a Delay Event), rebates, offset or other warranty payments, or assignment under a purchase order, invoice or purchase agreement with any manufacturer of or contractor for any portion of the Facility, including the Construction Manager and the General Contractor, (vii) all insurance policies required to be maintained pursuant to the $23,000,000 Operating Lease Documents, (viii) the Proceeds Account and (ix) all products, excess successions, subleases, rents, issues, profits, products, returns, income and proceeds of and from any or all of the foregoing (including proceeds from any of the foregoing), and to the extent not otherwise included, all payments under insurance (whether or not any Borrower is the loss payee thereof) or any indemnity, warranty or guarantee payable by reason of loss or damage to or otherwise with respect to any of the foregoing.

        All capitalized terms herein not otherwise defined in the Credit Agreement shall have the meaning given such terms in the $23,000,000 Operating Lease Documents.

EXHIBIT 27B
TO CREDIT AGREEMENT

$23,000,000 Operating Lease Documents

1.
Participation Agreement (dated as of March 28, 2002)—including all Exhibits and Schedules.

2.
Construction Agency Agreement (dated as of March 28, 2002)—including all Exhibits and Schedules.

3.
Loan Agreement (dated as of March 28, 2002)—including all Exhibits and Schedules.

4.
Lease, Deed of Trust and Security Agreement between CH2M Hill Inc. and Wells Fargo Bank Northwest, National Association, (dated as of March 28, 2002)—including all Exhibits and Schedules.

5.
Structural Guarantee by CH2M Hill, Inc. (dated as of March 28, 2002)—including all Exhibits and Schedules.

6.
Guarantee by CH2M Hill Companies, Ltd., Operations Management International, Inc., and CH2M Hill Industrial Design and Construction, Inc. (dated as of March 28, 2002)—including all Exhibits and Schedules.

7.
Trust Agreement by Wells Fargo Bank Northwest, National Association and Certificate Holders (dated as of March 28, 2002)

8.
Assignment of Lease and Rent and Security Agreement by Wells Fargo Bank Northwest, National Association, as Certificate Trustee, to Wells Fargo Bank of Nevada, National Association, as Collateral Agent (dated as of March 28, 2002)

9.
Deed of Trust and Security Agreement with Assignment of Rents from Wells Fargo Bank Northwest, National Association, as Trustee under the Meridian/Jamaica 27 Trust 2002-A to The Public Trustee of Douglas County, Colorado, as Trustee, for the benefit of Wells Fargo Bank of Nevada, National Association, as Collateral Agent (dated as of March 28, 2002)

10.
Certificate Trustee Fee Letter (dated as of March 28, 2002)

11.
Collateral Agent Fee Letter (dated as of March 28, 2002)

12.
Corporate Resolutions of (a) CH2M Hill, Inc., (b) CH2M Hill Companies, Ltd., (c) Operations Management International, Inc., and (d) CH2M Hill Industrial Design and Construction, Inc. authorizing the $23,000,000 Operating Lease transaction.

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  Exhibit 10.39